Exhibit 10.1

AMENDMENT NO. 5 AND WAIVER TO THIRD AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 5 AND WAIVER, dated as of December 21, 2005 (this “Amendment”) to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, the parties hereto desire to waive and amend certain provisions of the DIP Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.              Definitions; References.  Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby).  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

Section 2.              Amendment to Section 6.10(a) of DIP Credit Agreement.  Section 6.10(a) of the DIP Credit Agreement is hereby amended by deleting the language “is reimbursed in full by the Century-ML Entities to the Parent or the relevant Holding Company Guarantor, as the case may be, within 30 calendar days following the end of the calendar month in which such Investment is made” contained in clause (xi)(2) of said Section 6.10(a) and replacing such deleted language with the following:

“when taken together with the amount of all other Investments made by the Parent or a Holding Company Guarantor, as applicable, in the Century-ML Entities that have not previously been repaid by the Century-ML Entities to the Parent or such Holding Company Guarantor, as applicable, does not exceed $10,000,000 in the aggregate”.

Section 3.              Waiver Under Section 7.01(l) of DIP Credit Agreement.  Without limiting the terms set forth in Section 6 of Amendment No. 1 and Waiver, dated as of October 30, 2002, to that certain Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among the Loan Parties and the other parties named therein, each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(l) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of any Pre-Petition Payment made by any Loan Party to the City of Los Angeles or any related governmental agency or entity in connection with the settlement of certain disputes between certain of the Loan Parties and the City of Los Angeles relating to alleged past non-compliance by certain of the Loan Parties with certain local franchise obligations (the “LA Settlement”), including, without limitation, any Pre-Petition Payment made by the Loan Parties in connection with (a) the audit of the franchise fees paid by certain of the Loan Parties to the City of Los Angeles through December 31, 2004 and (b) audits of the compliance by certain of the Loan Parties with their local franchise commitments in respect of public, educational and government access, technical standards and customer service, and consumer protection standards, it being understood and agreed that the effectiveness of the waiver set forth in this Section 3 shall be conditioned upon (i) the receipt by the Loan Parties of an order of the Bankruptcy Court approving the terms of the LA Settlement, and if the Bankruptcy Court does not issue an order approving the terms of the LA Settlement, the waiver set forth in this Section 3 shall be null and void and of no further force or effect and (ii) the delivery by the Loan Parties to the Co-Lead Arrangers of an executed copy of the settlement agreement setting forth the terms and conditions of the LA Settlement, which settlement agreement, including the amount to be paid by the Loan Parties pursuant to the terms thereof, must be reasonably satisfactory to the Co-Lead Arrangers.  Without limiting the foregoing, each DIP Lender hereby acknowledges and agrees that any Pre-Petition Payment made by any Loan Party in respect of the LA Settlement shall not count against or otherwise reduce the aggregate dollar amount of Pre-Petition Payments that the Loan Parties are permitted to make under Section 7.01(l)(x) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders.

Section 4.              GOVERNING LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND

GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 5.              Counterparts; Effectiveness.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders.  This Amendment shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party.  The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

                                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK

By:	/s/ William A. Austin
Name: William A. Austin
Title: VP

CITICORP NORTH AMERICA, INC.

By:	/s/ William Washburn
Name: William Washburn
Title: Director/Vice President

WACHOVIA BANK, N.A.

By:	/s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Stephen C. Levi
Name: Stephen C. Levi
Title: Director

BANK OF AMERICA, N.A.

By:	/s/ William E. Livingstone, IV
Name: William E. Livingstone, IV
Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Philip F. Carfora
Name: Philip F. Carfora
Title: Duly Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (Formerly known as Credit First Boston, acting through its Cayman Islands Branch)

By:	/s/ Michael A. Criscito
Name: Michael A. Criscito
Title: Managing Director

By:	/s/ Megan Kane
Name: Megan Kane
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

By:	/s/ Keith C. Braun
Name: Keith C. Braun
Title: Director

THE FOOTHILL GROUP, INC.

By:	/s/ Sean Dixon
Name: Sean Dixon
Title: Vice President

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

BAYERISCHE HYPO- und VEREINSBANK AG, NEW YORK BRANCH

By:	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Associate Director

By:	/s/ LoriAnn Curnyn
Name: LoriAnn Curnyn
Title: Managing Director

CIT LENDING SERVICES CORPORATION

By:	/s/ Scott Pleshay
Name: Scott Pleshay
Title: VP

NAME OF LENDER:	Protective Life Insurance Company

By:	/s/ Diane S. Griswold
Name: Diane S. Griswold
Title: AVP

FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR FLOATING RATE HIGH
INCOME FUND

By:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC:
FIDELITY FLOATING RATE CENTRAL INVESTMENT
PORTFOLIO

By:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

BALLYROCK CLO III LIMITED,
BY: BALLYROCK INVESTMENT ADVISORS, LLC,
AS COLLATERAL MANAGEMENT

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

LOAN FUNDING I, LLC, a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc., as Portfolio Manager of Loan Funding I, LLC

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

FIRST 2004-II CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo-
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

FIRST 2004-I CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

TCW SENIOR SECURED LOAN FUND

By: TCW Advisors, Inc., its Investment Advisor

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

VELOCITY CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

CELERITY CLO LIMITED

By: TCW Advisors, Inc., as Agent

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

DARIEN LOAN FUNDING COMPANY

By: TCW Advisors, as its Interim Collateral Manager

By:	/s/ Stephen Suo
Name: Stephen Suo
Title: Vice President

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

DINOSAUR SPIRET LOAN TRUST

By: Wilmington Trust Company not in its individual capacity
but solely as trustee

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson
Title: Financial Services Officer

LOAN PARTIES:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:          ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:            ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:          ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:            ACC Telecommunications Holdings LLC, its sole member

By:          ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:          ACC Telecommunications Holdings LLC, its sole member

By:            ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:            ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:          Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:            Olympus Cable Holdings, LLC, its Managing General Partner

By:          Olympus Subsidiary, LLC, its sole member

By:          Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:            Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:            Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:            Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:            Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:            Olympus Communications, L.P., its sole member

By:          ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:          ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:          Ft. Myers Cablevision, LLC, its sole member

By:          Ft. Myers Acquisition Limited Partnership, its sole member

By:          Olympus Communications, L.P., its general partner

By:          ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:            Ft. Myers Cablevision, LLC, its sole member

By:            Ft. Myers Acquisition Limited Partnership, its sole member

By:            Olympus Communications, L.P., its general partner

By:          ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:          Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:          Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:          UCA, LLC, its sole member

By:          ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:          Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:          UCA, LLC, its sole member

By:          ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:          Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:          Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:          Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:          Olympus Communications, L.P., its sole member

By:          ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:          National Cable Acquisition Associates, L.P., its sole member

By:          Olympus Communications, L.P., its general partner

By:          ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:          Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:          Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:            Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:            FrontierVision, its sole member

By:          FrontierVision Holdings, L.P., its general partner

By:            FrontierVision Partners, L.P., its general partner

By:            Adelphia GP Holdings, L.L.C., its general partner

By:          ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC

By:            Olympus Cable Holdings, LLC, its sole member

By:          Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., it sole member

By:          ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:            ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:            ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:          Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., it sole member

By:          ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:          ACC Operations, Inc., its member

By:          Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:          ACC Operations, Inc., its member

By:          Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:          Ft. Myers Cablevision, L.L.C., its sole member

By:            Ft. Myers Acquisition Limited Partnership, its sole member

By                Olympus Communications, L.P., its general partner

By:          ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:          Century Cable Holdings, LLC, its sole member

By:          Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:            ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:            ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:          Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:          ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:          Ft. Myers Cablevision, L.L.C., its sole member

By:            Ft. Myers Acquisition Limited Partnership, its sole member

By                Olympus Communications, L.P., its general partner

By:          ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:            CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:            Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:            Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:            Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE TELEVISION CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:            Century Exchange LLC, its general partner

By:            Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:            Century-TCI California Communications, L.P., its general partner

By                Century Exchange LLC, its general partner

By:            Century Cable Holding Corp., its sole member

CENTURY-TCI DISTRIBUTION COMPANY, LLC

By:            Century Exchange LLC, its general partner

By:            Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:            Century-TCI California Communications, L.P., its general partner

By                Century Exchange LLC, its general partner

By:            Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:            Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:            ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:            Tele-Media Company of Tri-States, L.P., its general partner

By:            Tri-States, L.L.C., its general partner

By:            Century Cable Holdings, LLC, its sole member

By:            Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:            Tele-Media Company of Tri-States, L.P., its general partner

By:            Tri-States, L.L.C., its general partner

By:            Century Cable Holdings, LLC, its sole member

By:            Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:            Adelphia California Cablevision, L.L.C., its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:            Adelphia California Cablevision, L.L.C., its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:            Eastern Virginia Cablevision, L.P., its sole member

By:            TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:            TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:            Parnassos Communications, L.P., its general partner

By:            Adelphia Western New York Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:            FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:            FrontierVision Operating Partners, L.P., its sole member

By:            FrontierVision Holdings, L.P., its general partner

By:            FrontierVision Partners, L.P., its general partner

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:            FrontierVision Partners, L.P., its sole member

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:            FrontierVision Partners, L.P., its general partner

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:            FrontierVision Holdings, L.P., its sole member

By:            FrontierVision Partners, L.P., its general partner

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:            FrontierVision Holdings, L.P., its general partner

By:            FrontierVision Partners, L.P., its general partner

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.

By:            Adelphia GP Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:            Ft. Myers Acquisition Limited Partnership, its sole member

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:            ACC Cable Communications FL-VA, LLC, its sole member

By:            ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:            Global Cablevision II, LLC, its general partner

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:            ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:            Adelphia GS Cable, LLC, its sole member

By:            Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:            GS Cable, LLC, its sole member

By:            Adelphia GS Cable, LLC, its sole member

By:            Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:            Adelphia Cable Partners, LP, a general partner

By:            Olympus Cable Holdings, LLC, its managing general partner

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:            Century Cable Holdings, LLC, its general partner

By:            Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:            Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:            ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:            Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PALM BEACH GROUP CABLE, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:            Adelphia Western New York Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

PARNASSOS DISTRIBUTION COMPANY I, LLC

By:            Adelphia Western New York Holdings, LLC, its sole member and managing member

By:            ACC Operations, Inc.,
its sole member and managing member

PARNASSOS DISTRIBUTION COMPANY II, LLC

By:            Montgomery Cablevision, Inc.,
its sole member and managing member

PARNASSOS HOLDINGS, LLC

By:            Parnassos Communications, L.P., its sole member

By:            Adelphia Western New York Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:            Parnassos Communications, L.P., its general partner

By:            Adelphia Western New York Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:            Olympus Subsidiary, LLC, its general partner

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:            West Boca Acquisition Limited Partnership, its general partner

By:            Adelphia Cable Partners, L.P., its general partner

By:            Olympus Cable Holdings, LLC, its managing general partner

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:            SVhh Holdings, LLC, its general partner

By:            ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:            ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:            Eastern Virginia Cablevision Holdings, LLC, its managing general partner

By:            Eastern Virginia Cablevision, L.P., its sole member

By:            TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:            Tri-States, L.L.C., its general partner

By:            Century Cable Holdings, LLC, its sole member

By:            Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:            National Cable Acquisition Associates, L.P., a general partner

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:            Arahova Holdings, LLC, its sole member

By:            Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:            Olympus Communications, L.P., its general partner

By:            ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.

By:            Chelsea Communications, LLC, a general partner

By:            Olympus Cable Holdings, LLC, its sole member

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:            Olympus Communications Holdings, L.L.C., its general partner

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:            Century Cable Holdings, LLC, its sole member

By:            Century Cable Holding Corp., its sole member

UCA LLC

By:            ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:            CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:            Century Cable Holdings, LLC, its sole member

By:            Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:            Adelphia Cable Partners, L.P., its general partner

By:            Olympus Cable Holdings, LLC, its managing general partner

By:            Olympus Subsidiary, LLC, its sole member

By:            Olympus Communications, L.P., its sole member

By:            ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:            Adelphia Western New York Holdings, LLC, its general partner

By:            ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer